UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2017

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry into a Material Definitive Agreement

On November 24, 2017, Jaguar Health, Inc. (“Jaguar” or the “Company”) entered into a common stock purchase agreement (the “CSPA”) with L2 Capital, LLC, a Kansas limited liability company (“L2 Capital”), relating to an offering (the “Equity Line Offering”) of an aggregate of up to 12,100,000 shares (the “Shares”) of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”), of which 10,000,000 of such Shares are being offered in an indirect primary offering consisting of an equity line of credit. The Equity Line Offering is being made pursuant to the Registration Statement and the related base prospectus included in the Registration Statement, as supplemented by a separate prospectus supplement dated November 24, 2017.

The Company initially issued 2,100,000 shares of Common Stock (the “Commitment Shares”) to L2 Capital as an inducement to enter into the CSPA. Additionally, under the terms of the CSPA, the Company has the right to “put,” or sell, up to 10,000,000 shares of Common Stock (the “Purchase Shares”) to L2 Capital for an Investment Amount (as defined below and subject to adjustment) at a fixed price of $0.52 per share (the “Purchase Price”).

From time to time over the term of the CSPA, and at the Company’s sole discretion, the Company may direct L2 Capital to purchase the Purchase Shares by presenting L2 Capital with purchase notices (“Purchase Notices”) specifying a number of Purchase Shares to be purchased by L2 Capital pursuant to the terms of the CSPA. Each Purchase Notice shall require L2 Capital to purchase Shares equal to the lesser of (a) 500,000 shares or (b) 200% of the average trading volume of the Common Stock in the 5 trading days immediately preceding the applicable Purchase Date (each such purchase, a “Regular Purchase”). The “Purchase Date” means with respect to any Regular Purchase, the business day that the respective portion of the Purchase Shares are reflected in L2 Capital’s account.  Each such purchase of Purchase Shares will have an individual closing within one trading day following the receipt of the Purchase Shares for the applicable Purchase Notice.

With respect to the Purchase Shares that are the subject of any Purchase Notice, L2 Capital shall deliver to the Company an amount equal to the product of (x) the Purchase Price and (y) the number of Purchase Shares set forth on such Purchase Notice, minus deposit and clearing costs associated with such purchase. Any proceeds that the Company receives under the CSPA are expected to be used for the commercialization of Mytesi and for working capital and general corporate purposes. The transaction expenses associated with the Equity Line Offering are anticipated to be approximately $97,000.

The Company may issue Purchase Shares at any time on or after the date of the CSPA until the date on which L2 Capital has purchased 10,000,000 Purchase Shares, unless the CSPA is terminated earlier in accordance with its terms; provided, that, the Company is not permitted to submit more than one Purchase Notice to L2 Capital in any 3 trading day period without L2 Capital’s consent. Further, the number of Purchase Shares to be purchased by L2 Capital may not exceed the number of shares that, when added to the number of shares of the Common Stock then beneficially owned by L2 Capital, would exceed 4.99% of the shares of Common Stock outstanding. Additionally, the Company is not required to deliver Purchase Shares, and L2 Capital is not entitled to receive such Purchase Shares, if the issuance of such Purchase Shares would exceed the aggregate number of shares of the Common Stock that the Company may issue without breaching our obligations under the rules or regulations of the NASDAQ Capital Market.

The Company has the option to increase the equity line of credit by an additional 7,808,142 shares of Common Stock by notifying L2 Capital and issuing an additional commitment fee of 1,000,000 shares of Common Stock no earlier than 30 days from the closing of the Equity Line Offering and no later than 40 days from the closing of Equity Line Offering.  Concurrently with the Equity Line Offering, we entered into a share purchase agreement with L2 Capital on November 24, 2017, pursuant to which we agreed to sell 2,000,000 shares of our common stock to L2 Capital at a price of $0.25 per share (the “Registered Direct Offering”). The terms of the Registered Direct Offering are described in a separate Current Report on Form 8-K filed on the date hereof.

With regard to the purchase and resale of the Purchase Shares, L2 Capital is an “underwriter” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). Any broker-dealers or agents that are involved in resales of Purchase Shares may be deemed “underwriters.” The Company will receive proceeds from the sale of the Purchase Shares directly to L2 Capital pursuant to the CSPA; however the Company will not receive any proceeds from the resale of the Purchase Shares by L2 Capital thereafter. We are not paying any underwriting discounts or commissions.

The CSPA contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in this agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the terms and conditions of the CSPA is not complete and is qualified in its entirety by the full text of the CSPA, which is filed herewith as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

The legal opinion and consent of Reed Smith LLP addressing the validity of the securities issued in connection with the Equity Line Offering are filed as Exhibit 5.1 and Exhibit 23.1, respectively, to this Current Report on Form 8-K and are incorporated into the Registration Statement.

Disclaimer on Forward-looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934.  These include statements regarding the use of proceeds from the offerings. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this release are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events. These forward-looking statements speak only as of the date of this release and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01    Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
5.1	Opinion of Reed Smith LLP
10.1	Common Stock Purchase Agreement, dated November 24, 2017, by and between Jaguar Health, Inc. and L2 Capital, LLC
23.1	Consent of Reed Smith LLP (included in Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

Date: November 24, 2017	By:	/s/ Karen S. Wright
Name: Karen S. Wright
Title: Chief Financial Officer